Leases - Maturities Of Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Maturities of Operating Lease Liabilities
Total lease liability	$ 372,500	$ 319,264
Operating Lease Liabilities [Member]
Maturities of Operating Lease Liabilities
2024	111,590
2025	95,946
2026	77,896
2027	51,703
2028	32,610
Thereafter	50,528
Total lease payments	420,273
Less imputed interest	47,773
Total lease liability	$ 372,500